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                                                                    EXHIBIT 32.1

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Footstar, Inc. (the "Company") for the fiscal year ended January 1, 2005, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2005


By: /s/ Dale W. Hilpert
    ------------------------------------
    Dale W. Hilpert
    Chairman, President and
    Chief Executive Officer


By: /s/ Richard L. Robbins
    ------------------------------------
    Richard L. Robbins
    Senior Vice President of Financial
    Reporting and Control
    (Principal Financial Officer)